Exhibit 99.1


                     Buckeye Announces January-March Results


     MEMPHIS, Tenn.--(BUSINESS WIRE)--April 25, 2006--Buckeye Technologies Inc. (NYSE:BKI) today announced that it incurred a net loss of $0.8 million after tax (2 cents per share) in the quarter ended March 31, 2006. The Company's results include $1.1 million after tax (3 cents per share) in restructuring and impairment expenses associated with the closure of the Glueckstadt, Germany cotton linter pulp mill at the end of calendar year 2005.
     During the same quarter of the prior year, the Company earned $4.1 million after tax (11 cents per share) which included $0.8 million after tax (2 cents per share) in restructuring costs, early extinguishment of debt expenses, and fees related to amending the Company's credit facilities.
     Net sales in the just completed quarter were $181.4 million, slightly above the $180.9 million in the same quarter of the prior year.
     Buckeye Chairman, David B. Ferraro, commented, "The combination of startup expenses at the Company's recently upgraded cotton cellulose manufacturing facility in Americana, Brazil and our inability to raise fluff pulp prices to cover extraordinarily high energy related costs resulted in our poor profit performance. On the positive side, the company was able to increase prices to offset increased costs in its high end specialty fibers and nonwovens materials and to reduce debt by about $10 million."
     Mr. Ferraro further stated, "With our Americana facility beginning to produce saleable products, we are optimistic that the Company's financial results will improve during April-June. The reduction in startup expense and operational improvement driven by our Lean Enterprise initiative should enable us to begin to rebuild margins and accelerate the pace of debt reduction."
     Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

     Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.



                            BUCKEYE TECHNOLOGIES INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                   March 31   June 30
                                                     2006      2005
                                                 ----------- ---------
                                                 (unaudited)

Current assets:
     Cash and cash equivalents                      $11,146    $9,926
     Accounts receivable, net                       113,354   118,215
     Inventories                                    117,209   107,895
     Deferred income taxes and other                  8,289    10,468
                                                 ----------- ---------
          Total current assets                      249,998   246,504

     Property, plant and equipment, net             536,464   525,931
     Goodwill                                       143,633   139,430
     Intellectual property and other, net            39,639    37,872
                                                 ----------- ---------
Total assets                                       $969,734  $949,737
                                                 =========== =========


Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                         $32,097   $37,226
     Accrued expenses                                48,599    48,401
     Current portion of capital lease obligations       774       685
     Current portion of long-term debt                  998     1,376
                                                 ----------- ---------
          Total current liabilities                  82,468    87,688

     Long-term debt                                 552,959   535,539
     Deferred income taxes                           30,816    34,660
     Capital lease obligations                          785     1,382
     Other liabilities                               21,309    20,879
     Stockholders' equity                           281,397   269,589
                                                 ----------- ---------
Total liabilities and stockholders' equity         $969,734  $949,737
                                                 =========== =========





                            BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                      (In thousands, except per share data)


                          Three Months Ended        Nine Months Ended
                     ----------------------------- -------------------
                     March 31, Dec. 31,  March 31, March 31, March 31,
                        2006      2005      2005      2006      2005
                     --------- --------- --------- --------- ---------

Net sales            $181,407  $188,254  $180,910  $535,117  $528,855

Cost of goods sold    157,063   162,546   150,700   460,872   437,869
                     --------- --------- --------- --------- ---------
Gross margin           24,344    25,708    30,210    74,245    90,986


Selling, research and
 administrative
 expenses              12,293    11,354    11,076    35,053    31,550
Amortization of
 intangibles and
 other                    486       477       613     1,494     1,819
Impairment of long-
 lived assets           1,469         -         -     1,469    12,010
Restructuring costs       333     1,141       616     3,425     2,175
                     --------- --------- --------- --------- ---------

Operating income        9,763    12,736    17,905    32,804    43,432

Net interest expense
 and amortization of
 debt costs           (11,061)  (10,574)  (11,076)  (31,819)  (33,633)
Loss on early
 extinguishment of
 debt                       -         -      (242)     (151)     (242)
Gain on sale of
 assets held for
 sale                       -         -        30         -     7,203
Foreign exchange and
 other                    148       (22)     (971)     (242)     (737)
                     --------- --------- --------- --------- ---------
Income (loss) before
 income taxes          (1,150)    2,140     5,646       592    16,023
Income tax expense
 (benefit)               (355)      286     1,552      (178)    4,601
                     --------- --------- --------- --------- ---------
  Net income (loss)     $(795)   $1,854    $4,094      $770   $11,422
                     ========= ========= ========= ========= =========



Earnings (loss) per
 share                 ($0.02)    $0.05     $0.11     $0.02     $0.31
Diluted earnings
 (loss) per share      ($0.02)    $0.05     $0.11     $0.02     $0.30

Weighted average
 shares for basic
 earnings per share    37,638    37,592    37,499    37,606    37,400

Adjusted weighted
 average shares for
 diluted earnings
 per share             37,638    37,630    37,723    37,646    37,595







                            BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)
                                 (In thousands)

                                                    Nine Months Ended
                                                   -------------------
                                                   March 31, March 31,
                                                      2006      2005
                                                   --------- ---------
OPERATING ACTIVITIES
--------------------
Net income                                             $770  $11,422
Adjustments to reconcile net income to
  net cash provided by operating activities:

 Impairment of long-lived assets                      1,469   12,010
 Depreciation                                        34,947   34,703
 Amortization                                         2,408    2,699
 Loss on early extinguishment of debt                   151      242
 Deferred income taxes                               (4,511)   5,466
 Gain on sale of assets held for sale                     -   (7,203)
 Other                                                1,624        -
 Change in operating assets and liabilities
     Accounts receivable                              6,545   (1,752)
     Inventories                                     (8,758)  (4,786)
     Other assets                                    (4,267)  (4,027)
     Accounts payable and other liabilities          (5,338)   9,021
                                                   --------- ---------
Net cash provided by operating activities            25,040   57,795

INVESTING ACTIVITIES
 Purchases of property, plant & equipment           (41,179) (23,014)
 Proceeds from sale of assets                            42   13,662
 Other                                                 (376)    (401)
                                                   --------- ---------
Net cash used in investing activities               (41,513)  (9,753)

FINANCING ACTIVITIES
 Net borrowings under line of credit                 33,486    1,200
 Payments on long term debt and other               (16,636) (67,344)
 Payments for debt issuance costs                         -       (5)
 Net proceeds from sale of equity interests             549    2,672
                                                   --------- ---------
Net cash provided by (used in) financing activities  17,399  (63,477)
                                                   --------- ---------

Effect of foreign currency rate fluctuations
 on cash                                                294    1,061

Increase (decrease) in cash and cash equivalents      1,220  (14,374)
                                                   --------- ---------
Cash and cash equivalents at beginning of period      9,926   27,235
                                                   --------- ---------
Cash and cash equivalents at end of period          $11,146  $12,861
                                                   ========= =========



                            BUCKEYE TECHNOLOGIES INC.
                           SUPPLEMENTAL FINANCIAL DATA
                                   (unaudited)
                                 (In thousands)


                         Three Months Ended        Nine Months Ended
                    ----------------------------- --------------------
SEGMENT RESULTS    March 31,  Dec. 31,  March 31, March 31, March 31,
                      2006      2005       2005      2006      2005
                    --------- --------- --------- --------- ---------
Specialty Fibers
 Net sales          $127,223  $137,898  $132,344  $379,682  $380,244
 Operating income(a)   7,010    11,559    15,192    28,732    49,140
 Depreciation and
  amortization(b)      7,439     7,406     6,931    22,119    21,015
 Capital expenditures  5,999    13,262     9,566    38,591    19,768

Nonwoven Materials
 Net sales           $61,171   $58,460   $56,617  $176,957  $170,604
 Operating income(a)   5,105     2,739     3,552    10,404    10,568
 Depreciation and
  amortization(b)      3,842     4,062     4,412    11,942    13,038
 Capital expenditures    484       406       943     1,489     2,180

Corporate
 Net sales           $(6,987)  $(8,104)  $(8,051) $(21,522) $(21,993)
 Operating loss(a)    (2,352)   (1,562)     (839)   (6,332)  (16,276)
 Depreciation and
  amortization(b)        802       842       893     2,489     2,636
 Capital expenditures    338       410       726     1,099     1,066

Total
 Net sales          $181,407  $188,254  $180,910  $535,117  $528,855
 Operating income(a)   9,763    12,736    17,905    32,804    43,432
 Depreciation and
  amortization(b)     12,083    12,310    12,236    36,550    36,689
 Capital expenditures  6,821    14,078    11,235    41,179    23,014

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.

(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.


                         Three Months Ended        Nine Months Ended
                    ----------------------------- --------------------
ADJUSTED EBITDA    March 31,  Dec. 31,  March 31,  March 31, March 31,
                      2006      2005       2005       2006      2005
                    --------- --------- --------- --------- ---------

Income (loss)          $(795)   $1,854    $4,094      $770   $11,422
Income tax expense
 (benefit)              (355)      286     1,552      (178)    4,601
Net interest expense  10,691    10,204    10,684    30,703    32,456
Amortization of debt
 costs                   370       370       392     1,116     1,177
Early extinguishment
 of debt                   -         -       242       151       242
Depreciation,
 depletion and
 amortization         12,083    12,310    12,236    36,550    36,689
                    --------- --------- --------- --------- ---------
EBITDA                21,994    25,024    29,200    69,112    86,587
Interest income          133       167       241       543       604
Asset impairments      1,469         -         -     1,469    12,010
Loss on disposal of
 assets                  278       145       198       524       659
Gain on sale of
 assets held for
 sale                      -         -       (30)        -    (7,203)
Restructuring
 charges(c)              333     1,141       616     3,425       616
                    --------- --------- --------- --------- ---------
Adjusted EBITDA      $24,207   $26,477   $30,225   $75,073   $93,273
                    ========= ========= ========= ========= =========


     We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).

     On March 31, 2006 we had borrowing capacity of $31.7 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.

(c) The definition of Adjusted EBITDA limits the add back of restructuring charges to costs incurred from October 1, 2002 through June 30, 2004, provided that the aggregate amount does not exceed $6.0 million. Restructuring charges of $1,559 incurred between July 1, 2004 and December 31, 2004 are not added back to Adjusted EBITDA. We amended our credit facility on March 15, 2005. The amended credit facility provides for adding back restructuring charges subsequent to December 31, 2004 not to exceed $12.0 million.



     CONTACT: Buckeye Technologies Inc.
              Kris Matula, 901-320-8588
              or
              Chad Foreman, 901-320-8828
              www.bkitech.com